Exhibit 10.27
JOINDER AGREEMENT
          THIS JOINDER AGREEMENT, dated as of August 25, 2009 (this “Agreement”), by and among each lender listed on the signature pages hereto as a Joinder Lender (each a “Joinder Lender” and collectively the “Joinder Lenders”), each financial institution listed on the signature pages hereto as an Issuing Bank (each an “Additional Issuing Bank” and collectively, the “Additional Issuing Banks”), EDUCATION MANAGEMENT LLC, a Delaware corporation, as Borrower (“Company”), EDUCATION MANAGEMENT HOLDINGS LLC, as a Guarantor (“Holdings”), CERTAIN SUBSIDIARIES OF HOLDINGS, as Guarantors, and BNP PARIBAS, as Administrative Agent.
RECITALS:
          WHEREAS, reference is hereby made to the Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2007 (as amended by the First Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of March 23, 2009, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, Holdings, CERTAIN SUBSIDIARIES OF HOLDINGS, as Guarantors, the Designated Subsidiary Borrowers party thereto from time to time, the Lenders party thereto from time to time, CREDIT SUISSE SECURITIES (USA) LLC, as Syndication Agent for the Revolving Credit Facility, GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent for the Tranche C Term Loan Facility, BNP PARIBAS, as Administrative Agent and Collateral Agent, and MERRILL LYNCH CAPITAL CORPORATION and BANK OF AMERICA, N.A., as Documentation Agents for the Revolving Credit Facility;
          WHEREAS, subject to the terms and conditions of the Credit Agreement, Company may increase the existing Revolving Loan Commitments by entering into one or more Joinder Agreements with any existing Lender (each, an “Existing Lender”) or any other Person that is an Eligible Assignee (each, a “New Revolving Loan Lender”);
          WHEREAS, Company, pursuant to, and in accordance with, the terms of the Credit Agreement, has requested that the Joinder Lenders provide new Revolving Loan Commitments in an aggregate amount equal to $120,000,000 (collectively, the “New Revolving Loan Commitments”);
          WHEREAS, subject to the terms and conditions of the Credit Agreement, Company may, with the consent of the Administrative Agent and such financial institution, designate one or more additional financial institutions to act as an Issuing Bank under the terms of the Credit Agreement; and
          WHEREAS, Company has requested that the Additional Issuing Banks agree to issue additional Letters of Credit in an aggregate amount equal to $200,000,000 (collectively, the “New Letters of Credit”).
          NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
          Each Joinder Lender party hereto hereby agrees to commit to provide its respective New Revolving Loan Commitment as set forth on Schedule A annexed hereto, and each Additional Issuing Bank party hereto hereby agrees to issue its respective amounts of New Letters of Credit as described below, in each case, on the terms and subject to the conditions set forth below:
          Each Joinder Lender and Additional Issuing Bank (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender or as an Issuing Bank, as the case may be.
          Bank of America, N.A. agrees to issue Letters of Credit for the account of a Borrower and its Subsidiaries pursuant to the terms of the Credit Agreement in an aggregate amount for all Borrowers and their Subsidiaries up to $100,000,000; provided that Bank of America, N.A. shall only be required to issue any Letters of Credit for the account of a Borrower and its Subsidiaries from time to time at any such time as the Letter of Credit Usage with respect to Letters of Credit issued by BNP as Issuing Bank for the account of all Borrowers and their Subsidiaries is greater than or equal to $175,000,000.
          JPMorgan Chase Bank, N.A. agrees to issue Letters of Credit for the account of a Borrower and its Subsidiaries pursuant to the terms of the Credit Agreement in an aggregate amount for all Borrowers and their Subsidiaries up to $100,000,000; provided that JPMorgan Chase Bank, N.A. shall only be required to issue any Letters of Credit for the account of a Borrower and its Subsidiaries from time to time at any such time as (i) the Letter of Credit Usage with respect to Letters of Credit issued by BNP as Issuing Bank for the account of all Borrowers and their Subsidiaries is greater than or equal to $175,000,000 and (ii) the Letter of Credit Usage with respect to Letters of Credit issued by Bank of America, N.A. as Issuing Bank for the account of all Borrowers and their Subsidiaries is greater than or equal to $100,000,000.
          Each Additional Issuing Bank (i) agrees to comply with reporting requirements reasonably satisfactory to the Administrative Agent with respect to the issuances, amendments, extensions and terminations of Letters of Credit by it and (ii) acknowledges and agrees that upon its execution of this Agreement, such Additional Issuing Bank shall become an “Issuing Bank” under and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all the rights of an Issuing Bank thereunder.
          Pursuant to Section 2.4(h) of the Credit Agreement, the Administrative Agent hereby consents to the designation of each of Bank of America, N.A. and JPMorgan Chase Bank, N.A. as an Issuing Bank.
          Each Joinder Lender hereby agrees to provide its New Revolving Loan Commitment on the following terms and conditions:
1.	Other Fees. Borrower agrees to pay (a) each New Revolving Loan Lender listed on Table I “Initial Commitments” on Schedule A (each, an “Initial New Revolving Loan Lender”) on the date hereof, a fee equal to such Initial New Revolving Loan Lender’s respective New Revolving Loan Commitment (if any) as set forth in Table I “Initial Commitments” on Schedule A times 2.0% and (b) each New Revolving Loan Lender listed on Table II “Subsequent Commitments” on Schedule A (each, a “Subsequent New Revolving Loan Lender”) upon the completion of a Qualifying IPO, a fee equal to such Subsequent New Revolving Loan Lender’s respective New Revolving Loan Commitment (if any) as set forth in Table II “Subsequent Commitments” on Schedule A (“Subsequent New Revolving Loan Commitments”) times 2.0%.

2.	New Lenders. (a) Each Initial New Revolving Loan Lender acknowledges and agrees that, upon (i) its execution of this Agreement and (ii) receipt by it of the fee set forth in paragraph 1(a) hereof, such Initial New Revolving Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

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(b) Each Subsequent New Revolving Loan Lender acknowledges and agrees that, upon (i) its execution of this Agreement, (ii) the completion of a Qualifying IPO and (iii) receipt by it of the fee set forth in paragraph 1(b) hereof, such Subsequent New Revolving Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents with respect to the Subsequent New Revolving Loan Commitments, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.
3.	Termination of Subsequent New Revolving Loan Commitments. Borrower, each Subsequent New Revolving Loan Lender and the Administrative Agent agree that Borrower may terminate all or any portion of any Subsequent New Revolving Loan Lender’s Subsequent New Revolving Loan Commitments (each a “Terminated Subsequent New Revolving Loan Commitment”) at any time prior to the completion of a Qualifying IPO upon written notice to the Administrative Agent and each Subsequent New Revolving Loan Lender that holds a Terminated Subsequent New Revolving Loan Commitment. Upon any such written termination, (a) Borrower shall no longer have any obligation to pay and each such Subsequent New Revolving Loan Lender that holds a Terminated Subsequent New Revolving Loan Commitment shall no longer have any right to receive the fee set forth in paragraph 1(b) hereof in respect of such Subsequent New Revolving Loan Lender’s Terminated Subsequent New Revolving Loan Commitment, (b) the Terminated Subsequent New Revolving Loan Commitments shall automatically terminate and be deemed not to be New Revolving Loan Commitments (as such term is defined in the Credit Agreement) for purposes of Section 2.24 of the Credit Agreement, and (c) the Terminated Subsequent New Revolving Loan Commitments shall not reduce the $400,000,000 of New Revolving Loan Commitments and New Term Loan Commitments available pursuant to such Section.

4.	Credit Agreement Governs. Except as set forth in this Agreement, the New Revolving Loan Commitments and the New Letters of Credit shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

5.	Company’s Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and Company hereby certify that:
i.	The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; and

ii.	No event has occurred and is continuing or would result after giving effect to the New Revolving Loan Commitments contemplated hereby that would constitute a Default or an Event of Default.
6.	Company Covenants. By its execution of this Agreement, Company hereby covenants that:
i.	Company shall make any payments required pursuant to Section 2.18(c) of the Credit Agreement in connection with the New Revolving Loan Commitments;

ii.	Company shall deliver or cause to be delivered legal opinions of: (i) Simpson Thacher & Bartlett LLP, special counsel for Credit Parties and (ii) in-house counsel for Company, in each case dated as of the date hereof and covering such matters as the Administrative Agent may reasonably request in respect of this

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Agreement and otherwise in form and substance reasonably satisfactory to Administrative Agent;

iii.	Set forth on the attached Officers’ Certificate are the calculations (in reasonable detail) demonstrating compliance with the financial tests described in Section 6.10 of the Credit Agreement; and

iv.	Company shall pay all the actual and reasonable costs and expenses of Agents in connection with the preparation, negotiation, execution and administration of this Agreement, including the reasonable fees, expenses and disbursements of counsel to Agents in connection therewith, all in accordance with Section 10.2 of the Credit Agreement, and Company acknowledges and agrees that this Agreement is a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.
7.	Eligible Assignee. By its execution of this Agreement, each Joinder Lender that is a New Revolving Loan Lender represents and warrants that it is an Eligible Assignee.

8.	Notice. For purposes of the Credit Agreement, the initial notice address of each Joinder Lender that is a New Revolving Loan Lender shall be as set forth below its signature below.

9.	Recordation of the New Revolving Loan Commitments. Upon execution and delivery hereof, Administrative Agent will record the New Revolving Loan Commitments made by the Joinder Lenders in the Register.

10.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

11.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

12.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

13.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

14.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the first date written above.

Name of Joinder Lender: BARCLAYS BANK PLC
By:	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

Notice Address: BARCLAYS BANK PLC 745 Seventh Avenue New York, NY 10019 Attention: Diane Rolfe Facsimile: 212-526-1109 Email: diane.rolfe@barclayscapital.com

Name of Joinder Lender: MORGAN STANLEY SENIOR FUNDING, INC.
By:	/s/ Ryan Vetsch
Name: Ryan Vetsch
Title: Vice President

Notice Address:
MORGAN STANLEY SENIOR FUNDING, INC.
One Utah Center
201 South Main Street, 5th Floor
Salt Lake City, UT 84111
Attention: Carrie D. Johnson
Facsimile: 718-233-0967
Email: docs4loans@ms.com

Name of Joinder Lender: CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ Rianka Mohan
	Name:	Rianka Mohan
	Title:	Vice President

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Vice President

Name of Joinder Lender: GOLDMAN SACHS LENDING PARTNERS LLC
By:	/s/ Alexis Maged
	Name:	Alexis Maged
	Title:	Authorized Signatory

Notice Address: GOLDMAN SACHS LENDING PARTNERS LLC c/o Goldman, Sachs & Co. 30 Hudson Street, 36th Floor Jersey City, NJ 07302 Attention: Andrew Caditz Facsimile: 212-428-1243 Email: gsd.link@gs.com

Name of Joinder Lender: BANK OF AMERICA, N.A.
By:	/s/ John P. Wofford
	Name:	John P. Wofford
	Title:	Vice President

Name of Additional Issuing Bank: BANK OF AMERICA, N.A.
By:	/s/ John P. Wofford
	Name:	John P. Wofford
	Title:	Vice President

Name of Joinder Lender: JPMORGAN CHASE BANK, N.A.
By:	/s/ Matthew H. Massie
	Name:	Matthew H. Massie
	Title:	Managing Director

Notice Address: JPMORGAN CHASE BANK, N.A. 270 Park Avenue New York, New York 10017 Attention: [ Facsimile: Email: ]

Name of Additional Issuing Bank: JPMORGAN CHASE BANK, N.A.
By:	/s/ Matthew H. Massie
	Name:	Matthew H. Massie
	Title:	Managing Director

EDUCATION MANAGEMENT LLC
By:	/s/ Dorinda A. Pannozzo
	Name:	Dorinda A. Pannozzo
	Title:	Vice President Finance/Treasurer

EDUCATION MANAGEMENT HOLDINGS LLC
By:	/s/ Dorinda A. Pannozzo
	Name:	Dorinda A. Pannozzo
	Title:	Vice President Finance/Treasurer

EDUCATION MANAGEMENT FINANCE CORP.
By:	/s/ Dorinda A. Pannozzo
	Name:	Dorinda A. Pannozzo
	Title:	Vice President Finance/Treasurer

ARGOSY UNIVERSITY FAMILY CENTER, INC. BROWN MACKIE HOLDING COMPANY THE CONNECTING LINK, INC. EDMC MARKETING AND ADVERTISING, INC. HIGHER EDUCATION SERVICES, INC. MCM UNIVERSITY PLAZA, INC.
By:	/s/ Dorinda A. Pannozzo
	Name:	Dorinda A. Pannozzo
	Title:	Vice President Finance/Treasurer

AID RESTAURANT, INC.
By:	/s/ Dorinda A. Pannozzo
	Name:	Dorinda A. Pannozzo
	Title:	Vice President Finance/Treasurer

AIH RESTAURANT, INC.
By:	/s/ Dorinda A. Pannozzo
	Name:	Dorinda A. Pannozzo
	Title:	Vice President Finance/Treasurer

AIIM RESTAURANT, INC.
By:	/s/ Dorinda A. Pannozzo
	Name:	Dorinda A. Pannozzo
	Title:	Vice President Finance/Treasurer

EDUCATION FINANCE I LLC
By:	/s/ Dorinda A. Pannozzo
	Name:	Dorinda A. Pannozzo
	Title:	Vice President Finance/Treasurer

Consented to by:

BNP PARIBAS, as Administrative Agent
By:	/s/ Elisabeth Seep
Name: Elisabeth Seep
Title: Associate

By:	/s/ PJ de Filippis
Name: PJ de Filippis
Title: Managing Director

SCHEDULE A
New Revolving Loan Commitments
Table I — Initial Commitments

New Revolving Loan
Lender	Commitment

Barclays Bank PLC	$30,000,000

Morgan Stanley Senior Funding, Inc.	$15,000,000

Credit Suisse, Cayman Islands Branch	$10,000,000

Goldman Sachs Lending Partners LLC	$10,000,000

JPMorgan Chase Bank, N.A.	$1,000,000
Table II — Subsequent Commitments

New Revolving Loan
Lender	Commitment

Morgan Stanley Senior Funding, Inc.	$15,000,000

JPMorgan Chase Bank, N.A.	$29,000,000

Bank of America, N.A.	$10,000,000

SCHEDULE A